Exhibit 4.1

                                          Subject to Restrictions.  See Reverse.

                     Incorporated under the laws of Wyoming

   -------------                                        ---------------
   |    NO.     |                                       |     Shares   |
   -------------                                        ---------------

                            MAGICAL MARKETING, INC.
                                  Common Stock


THIS CERTIFIES THAT                      is the owner of
                   --------------------                 ------------------------
Shares of the Capital Stock of Magical Marketing, fully paid and non-assessable, transferable only upon the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

(SEAL)

            ---------------------------            -------------------------
            President                              Secretary

                                   par value
                                     $.001


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PURSUANT  TO  SECTION  ___  OF  THE  WYOMING CODE, THE CORPORATION SHALL FURNISH
WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE.

                           _________________


                              CERTIFICATE

                                  FOR

                                SHARES

                                OF THE

                             CAPITAL STOCK

                               ISSUED TO

                                 DATE
                           _________________


NOTICE.  THE  SIGNATURE  OF  THIS  ASSIGNMENT  MUST  CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     For Value Received, ____, hereby sell, assign, and transfer unto __________________________________________________________________

_________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and to hereby irrevocably constitute and appoint
______________________________________________________ Attorney
to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.

    Dated_____________________      ________________
          In  presence  of


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